Exhibit 99.1

CSFB Leveraged Finance Media and Telecom Conference November 18, 2005

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward- looking statements reflect only RHD's and Dex's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD and Dex. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger between RHD and Dex, including future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (2) the failure of RHD and Dex stockholders to approve the merger; (3) the risk that the businesses will not be integrated successfully; (4) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (5) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD's and Dex's results to differ materially from those described in the forward-looking statements are described in detail in the Management's Discussion and Analysis of Financial Condition and Results of Operations in RHD's and Dex's Annual Reports on Form 10-K for the year ended December 31, 2004, as well as RHD's and Dex's other periodic filings with the SEC that are available on the SEC's internet site (http://www.sec.gov). Additional Information and Where to Find It Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about RHD and Dex, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to RHD or Dex. Interests of Participants The respective directors and executive officers of RHD and Dex and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding RHD's directors and executive officers is available in its proxy statement filed with the SEC by RHD on March 21, 2005, and information regarding Dex's directors and executive officers is available in its proxy statement filed with the SEC by Dex on April 20, 2005. Copies of these documents can be obtained, without charge, by directing a request to RHD or Dex. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Executive Summary

Publishing Directories in 28 States and 8 of the top 40 MSAs Directories 600+ Circulation 73 million Sales Reps 1,800+ Chicago Orlando Naples/ Ft. Myers Las Vegas Phoenix Albuquerque Seattle Denver Salt Lake City Portland Minneapolis Dex Media R.H. Donnelley Company Pro Forma Overview

November 2002: Closing of Dex East acquisition: Colorado, Iowa, Minnesota, Nebraska, New Mexico, North Dakota and South Dakota September 2003: Closing of Dex West acquisition: Arizona, Idaho, Montana, Oregon, Utah, Washington and Wyoming September 2004: Closing of SBC acquisition: Illinois and Northwest Indiana July 2004: Dex's IPO October 2005: RHD announcement of Dex acquisition 2002 2003 2004 2005 2006 August 2002: The Carlyle Group and Welsh, Carson, Anderson & Stowe agreed to acquire Dex for $7.05 billion The Carlyle Group and Welsh, Carson, Anderson & Stowe will collectively own 26%1 of the PF entity Note: 1) Pro forma ownership calculated on a fully diluted basis January 2003: Closing of Sprint acquisition: Washington, Oregon, Nevada, Wyoming, Nebraska, Kansas, Texas, Minnesota, Missouri, Indiana, Tennessee, Ohio, Pennsylvania, New Jersey, Virginia, North Carolina, South Carolina and Florida Transformational Transactions

Key Credit Considerations Stable, consistent operating performance including high recurring revenues Significant EBITDA conversion to free cash flow Strong historical and projected debt repayment Positive industry fundamentals Leading, incumbent position in attractive markets No meaningful cash taxes until 2008 Proven management track record

Expect to Close in the First Quarter of 2006 Purchase price $12.30 in cash and 0.24154 RHD shares per Dex share Total of approximately $1.85 billion in cash and 36.3 million RHD shares issued to existing Dex shareholders Ownership ~ 47% RHD / ~53% Dex Management Chairman George Burnett, Dex CEO Dave Swanson, RHD COO Peter McDonald, RHD CFO Steve Blondy, RHD Other management Decided based on best in breed philosophy Board of Directors RHD to appoint 7 of 13 directors Carlyle and Welsh, Carson agree to vote for the transaction and will appoint 1 director each Financing Fully committed $10.4 billion financing package from JPMorgan Pro forma leverage of 7.0x at closing Synergies $50 million of pre-tax cost synergies by year three Key Transaction Terms

Acquisition Rationale Superior scale to drive value creation Scale increasingly important in online local commercial search environment Enhanced partnership capabilities and opportunities Larger base to spread fixed costs associated with new products and platforms Complementary operating strengths and markets Dex's product innovation and marketing expertise RHD's sales execution and operating expertise Common I/T platforms at both companies facilitate integration Attractive financial characteristics $50 million in pre-tax cost savings by year three Significant annual free cash flow available to delever Attractive tax attributes with combined value of over $25/share Transaction Increases Ability to Achieve Long-Term Goals

Creates The Third Largest U.S. Directory Publisher Notes: 1) Post disposal of SBC Illinois and Indiana directories to R.H. Donnelley 2) Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers 3) Pro forma for the acquisition of TransWestern 4) Alltel directory revenue only Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 SBC 3759 30 Verizon Information Services 3615 40 Combined 2683 50 BellSouth 2019 60 Dex Media 1649 Yellow Book 1298 R.H. Donnelley 1034 Alltel 156 Hearst / White 98 CBD Media 88 1 3 4 2 2 $ millions Source: Company filings and JPMorgan

Industry Overview

Revenue 1990 8.9 1991 9.2 1992 9.3 1993 9.5 1994 9.8 1995 10.2 1996 10.8 1997 11.4 1998 12.1 1999 13.2 2000 14.3 2001 15 2002 15.2 2003 15.36 2004 15.928 Source: Veronis Suhler Stevenson, 2005 Strong Industry Fundamentals $ billions U.S. Directories Advertising Revenue CAGR 4.2% in billions Print IYP 2000 14.9 2001 15.2 2002 15.1 1.1 2003 15.1 1.2 2004 14.8 1.5 Source: Knowledge Networks, Inc., 2004 Annual Yellow Pages References 16.2 16.3 16.3

Industry Avg. EBITDA Margin Yellow Pages 0.538 Radio 0.361 TV 0.35 Outdoor 0.314 Newspapers 0.242 Diversified 0.21 Magazines 0.163 Source: Various company filings and JPMorgan. Based on 2004 results Industry Avg. EBITDA Margin Yellow Pages 0.52 Radio 0.333 TV 0.268 Outdoor 0.22 Newspapers 0.21 Diversified 0.172 Magazines 0.141 Source: Various company filings and JPMorgan. Based on 2004 results EBITDA Margin EBITDA Minus Capital Expenditure as a Percentage of Revenue Yellow Pages Offers Superior Margins and Low Capital Investment Attractive Market Characteristics

Column 1 Print & Internet YP 0.223 Yellow Pages 0.202 Direct Mail 0.178 Newspapers 0.154 Online 0.124 Television 0.09 Coupons 0.078 Magazines 0.047 Radio 0.045 Catalogs 0.038 Internet YP 0.036 Strong Influence on Purchasers2 Source: 2005 Media Impact Study, conducted by TNS Notes: 1) n=18 marketers who are decreasing other channels; multiple responses allowed 2) Median percent of consumers making purchases who considered various media prior to making a decision to purchase. Online excludes IYP Essential Medium For Advertisers Bar 1 Bar 2 Bar 3 Bar 4 Bar 5 Bar 6 Bar 7 Bar 8 Bar 9 Bar 10 Bar 11 Bar 12 Bar 13 Bar 14 Bar 15 Bar 16 Print Classifieds 0.111 Yellow Pages 0.167 Telemarketing 0.222 Television 0.278 Radio 0.278 Other Mkt. & Promo. 0.333 Newspapers 0.389 Direct Mail 0.444 Magazines 0.611 % of U.S. Marketers Who Would Cut Spending in Other Media Segments to Fund Increases in Online Advertising1 Source: Forrester Research, May 2005 in Internet Retailer, August 2005; eMarketer calculations, August 2005

High recurring revenue > 90% Primary advertising vehicle for small and medium-sized businesses Yellow Pages is typically one of the last advertising expenses cut Punitive impact of deciding not to advertise Out of directory for a full year Loss of priority ad placement within headings Reducing ad size will result in loss of priority status in heading Renewed Revenue From Existing Accounts 0.8 Growth From Existing Accounts 0.12 New Business Accounts 0.08 Renewed Revenue From Existing Accounts ~80% Growth From Existing Accounts ~12% New Business Accounts ~8% Substantial Recurring Revenue Stable and Predictable Revenue Stream

Largest Revenue Headings Remain Strong Media Influence - "Physicians and Surgeons" Heading1 Yellow Pages 0.22 Online 0.088 Newspapers 0.04 IYP 0.028 Direct Mail 0.025 Catalogs 0.015 Television 0.015 Magazines 0.012 Radio 0.006 Coupons 0.005 Note: 1) Types of advertising and information sources seen, read, heard, or used prior to the decision to buy the product or service (percent of purchasers) Media Influence - "Book Sellers" Heading1 Online 0.4 Direct Mail 0.22 Catalogs 0.21 Magazines 0.15 Newspapers 0.12 Coupons 0.11 Television 0.06 Yellow Pages 0.05 Radio 0.04 IYP 0.02 Source: 2005 Media Impact Study, TNS Source: 2005 Media Impact Study, TNS Revenues Primarily Driven by Local Advertisers

Average Return on Investment1 Superior Value Proposition For Advertisers Yellow Pages Online Newspapers Magazines Television Radio Direct Marketing Annual Revenue 59 44 30 20 11 10 9 Primary Advertising Vehicle for SMEs Source: Local Commerce Monitor Wave 7, 2004; The Kelsey Group/ Constat % of 2004 SME Local Ad Spend Source: CRM Associates, Yellow Pages Trends & Opportunities, 2004 Yellow Pages Online Newspapers Direct Mail Magazines Radio Directories 0.4 0.17 0.15 0.09 0.04 0.03 Note: 1) Data limited to headings that have been available for 2 consecutive years. Online excludes IYP

Company Overview

Business Highlights - RHD Increased revenue from $75 million in 2002 to $1,040 million in 20051 via two transforming acquisitions Repaid over $800 million of debt since 12/31/022 Established track record of successfully integrating operations and achieving cost synergy targets Have grown publication sales in Sprint markets from -3% in 2002 to over 4%1 in 2005; implementing changes in SBC market to develop long-term, sustainable growth Increased stock price by more than 160% since the announcement of the SPA transaction in September 2002 Notes: 1) Based on guidance issued 10/26/05. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers 2) Includes income tax refunds of $71 million received during 2004

Business Highlights - Dex Acquired Dex East in November 2002 and Dex West in September 2003 Completed Initial Public Offering in July 2004 Increased stock price by more than 40% since IPO Repaid over $1,200 million of bank debt1 Implemented long-term growth initiatives, including DexOnline.com and Dex Plus Note: 1) Excludes debt pay down from the proceeds of 2004 IPO and includes debt pay down of $6 million due to foreign currency adjustments in 2003

Expand Digitally Core Print Products Internet Agreements Search Engine Marketing IYP New Opportunities ? Increased Distribution ^ Increased Usage ^ Increased Revenue

DexOnline Yahoo! Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 4Q03 0.21 0.14 1Q04 0.26 0.22 2Q04 0.28 0.25 3Q04 0.3 0.22 4Q04 0.34 0.18 1Q05 0.34 0.19 2Q05 0.32 0.17 Leading IYP/Local Search usage in its markets for 6 consecutive quarters1 driven by: Leading user experience2 and Proactive user acquisition programs (e.g., SEM, SEO, affiliate programs, contextual marketing) Twice the reach of SuperPages' 13% and 40x Yellow Book's 0.8% in its markets Greater reach in its markets than the leading portals and search engines combined (e.g., Yahoo!, Google, MSN, AOL) Notes: 1) Dex Region IYP market share, ComScore 4Q2003-2Q2005 2) "IYP in the Era of Local Search: Do Today's Products Measure Up?", The Kelsey Group, October 27, 2004 Dex Media's Online Leadership DexOnline Usage Growth in Dex's 14 State Region

Agreements with Google, Switchboard, and Yahoo! to extend the reach of print ads Potential aggregate reach greater than 60% of in-region search2 On-going discussions with all major portals and search engines 2002 0.63 2003 0.2 2004 0.16 2005 0.01 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Yellow Book 1% Dex Ad Network 63% SuperPages 16% Other 20% Stack 1 Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 32 4 16 11 50 Google 11%1 Yahoo! 16%1 Switchboard 4%1 DexOnline 32% Notes: 1) Represents additional distribution opportunities 2) Dex Region IYP market share, ComScore 4Q2003-3Q2005 Distribution Agreements Dex's Extensive Distribution Agreements

Financial Update

Notes: 1) Revenue and Adj. EBITDA are adjusted to eliminate effects of purchase accounting and one time charges. They are also pro forma to reflect all acquisitions as if they occurred on 1/1/03. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers 2) Figures reflect the impact of transactions, to the extent applicable, from the closing date until the end of the period 3) Growth rate increases to 1.0% if the following are excluded: (i) the impact of increased deferred revenue related to Dex's accounting for bundled arrangements that involve the delivery of Dex Plus and related core directories; (ii) the impact of timing of Qwest's purchase under the Advertising Commitment Agreement; and (iii) the discontinuation of certain direct marketing products 4) Excludes (i) severance costs related to workforce reductions and (ii) transaction costs incurred in conjunction with Dex Media's proposed acquisition by RHD. Using R.H. Donnelley's accounting policies and assumptions, Dex's current guidance for adjusted EBITDA would be approximately $925 million R.H. Donnelley Corp. $ millions Dex Media Inc. $ millions Financial Overview

$ millions Date Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 12/31/2003 243 12/31/2004 297 YTD 9/30/05 301 Total debt repayment at RHD and Dex of over $2.0 billion since 2003 Date 12/31/2003 175 12/31/2004 263.99 YTD 9/30/05 177 RHD $ millions Dex East Dex West $ millions Strong Track Record Of Debt Repayment Date Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 12/31/2003 230 12/31/2004 196.58 YTD 9/30/05 178

Notes: 1) Step-up primarily amortized over 15 years from date of acquisition and is calculated based on the purchase price less the basis in acquired assets 2) Based on a 39.0% tax rate 3) Based on combined 2005 guidance of weighted average diluted shares outstanding of 71.7 million 4) Over $1.8 billion from the Sprint acquisition (January 2003), over $1.1 billion from the SBC acquisition (September 2004), over $2.7 billion from the Dex East acquisition (November 2002), and over $4.1 billion from Dex West acquisition (September 2003) RHD Acquisitions and Dex Acquisitions Resulted in Approximately $3.0 Billion and $6.8 Billion, Respectively, of Tax Basis "Step-Ups"4 Cash Tax Benefits Available by Year1 $ millions Net Present Value of Available Cash Tax Benefits $ millions Exceptional Cash Flow: Valuable Tax Benefits

Capitalization $ millions RHD Dex Multiple of Multiple of 9/30/05 EBITDA1 9/30/05 EBITDA2 Cash $5 0.0x $0 0.0x Bank Debt 1,882 3.2x 2,088 2.2x Notes 1,225 2.1x 3,320 3.6x Net Debt $3,102 5.3x $5,408 5.8x Convertible Pref. Stock3 324 0.5x -- -- Market Value of Common Equity3 2,182 3.7x 4,196 4.4x Total Enterprise Value $5,608 9.5x $9,604 10.2x Notes: 1) Based on 2005 guidance for adjusted EBITDA issued 10/26/05 of $590 million. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers 2) Based on 2005 guidance for adjusted EBITDA issued on 11/3/05 of $940 million. Please see appendix for reconciliation of non- GAAP figures to the most comparable GAAP numbers. Using R.H. Donnelley's accounting policies and assumptions, Dex's current guidance for adjusted EBITDA would be approximately $925 million 3) Based on market prices as of 11/15/05. RHD's preferred stock value assumes conversion into 5.2 million common shares at the market price. RHD fully diluted shares outstanding at 9/30/05 was 34.9 million, excluding the preferred shares. DEX fully diluted shares outstanding at 9/30/05 was 155.3 million shares

RHD Guidance $ millions, except per share amounts and percentages As Provided Changes in Revised on 6/7/05 Guidance as of 10/26/05 Publication Sales Sprint Up 4.0% Up 0.4% Up 4.4% SBC Down 2.0% Down 1.0% Down 3.0% Adjusted Net Revenue $1,040 -- $1,040 Adjusted EBITDA 580 10 590 Depreciation amp; Amortization 90 -- 90 Adjusted Operating Income $490 $10 $500 Interest Expense $237 -- $237 Income Tax Expense 99 4 103 Adjusted Net Income 154 6 160 Adjusted Wtd. Avg. Diluted Shares 38.7 -- 38.7 Adjusted EPS $3.99 $0.16 $4.15 Cash Flow From Operations $375 $10 $385 Less: Capital Expenditures (35) 5 (30) Free Cash Flow $340 $15 $355 Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

Dex Guidance in millions, except for percentages 2005 Guidance Revenue $1,658 Revenue Growth 1.0%1 EBITDA, as Adjusted(2) $940 Capital Expenditures $40 Adjusted Free Cash Flow $521 Debt Pay Down $460 to $475 Amortization of Intangibles $345 Depreciation amp; Amortization - Book $30 to $35 Interest Expense $455 Cash Interest Paid $360 to $375 Amortization of Deferred Financing Costs $35 to $40 Accretion of Notes $50 Weighted Average Diluted Common Shares Outstanding 152.5 Notes: 1) Excluding the effects of certain non-cash, timing related items consisting of: (i) the impact of increased deferred revenue related to Dex's accounting for bundled arrangement that involve the delivery of Dex Plus and related core directories; (ii) the impact of timing of Qwest's purchase under Advertising Commitment Agreement; and (iii) the discontinuation of certain direct marketing products 2) Excludes: (i) severance costs related to workforce reductions and (ii) transaction costs incurred in conjunction with Dex Media's proposed acquisition by RHD. Using R.H. Donnelley's accounting policies and assumptions, Dex's current guidance for adjusted EBITDA would be approximately $925 million Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

Appendix

Schedule 1: Index of schedules Schedule 2: RHD: Reconciliation of publication sales for Sprint-branded directories to net revenue - GAAP for the year ended December 31, 2002 Schedule 3: RHD: Reconciliation of publication sales for Sprint-branded and SBC-branded directories to net revenue - GAAP and adjusted pro forma net revenue for the years ended December 31, 2004 and December 31, 2003 Schedule 4: RHD: Reconciliation of net income - GAAP to adjusted pro forma EBITDA and normalized adjusted pro forma EBITDA for the years ended December 31, 2004 and December 31, 2003 Schedule 5: RHD: Reconciliation of cash flow from operations - GAAP to adjusted free cash flow for the years ended December 31, 2004 and December 31, 2003 Schedule 6: RHD: Reconciliation of guidance for the year ended December 31, 2005 Schedule 7: Dex: Reconciliation of net income to adjusted EBITDA and revenue for the years ended December 31, 2004 and December 31, 2003 Schedule 8: Dex: Reconciliation of cash flow from operations - GAAP to adjusted free cash flow for the years ended December 31, 2004 and December 31, 2003 Schedule 9: Dex: Reconciliation of guidance for the year ended December 31, 2005 Schedule 10: Notes to Schedules Index of Schedules

RHD: Reconciliation Of Pub. Sales To Net Revenue - FY02 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 2

RHD: Reconciliation Of Pub. Sales To Net Revenue - FY03 & FY04 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 3

RHD: Reconciliation Of Pub. Sales To Net Revenue - FY03 & FY04 Cont'd (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 3 Cont'd

RHD: Reconciliation Of Net Income To EBITDA - FY03 & FY04 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 4

RHD: Reconciliation Of Net Income To EBITDA - FY03 & FY04 Cont'd (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 4 Cont'd

RHD: Reconciliation Of Cash Flow From Operations To Adj. FCF - FY03 & FY04 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 5

RHD: Reconciliation Of Guidance - FY05 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 6

RHD: Reconciliation Of Guidance - FY05 Cont'd (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 6 Cont'd

RHD: Reconciliation Of Guidance - FY05 Cont'd (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 6 Cont'd

RHD: Reconciliation Of Guidance - FY05 Cont'd (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 6 Cont'd

RHD: Reconciliation Of Guidance - FY05 Cont'd (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 6 Cont'd

Dex: Reconciliation Of Net Income to EBITDA & Revenue - FY03 & FY04 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 7

Dex: Reconciliation Of Operating Cash Flow to Adj. FCF - FY03 & FY04 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 8

Dex: Reconciliation Of Guidance - FY05 (Unaudited) Amounts in millions, except for percentages and per share amounts See accompanying Notes to Schedules Schedule 9

Notes To Schedules Publishing revenue is recognized using the deferral and amortization method of accounting. Under this method, when a directory is published, the publication sales value is deferred and amortized into the income statement ratably over the life of the directory, which is typically 12 months. Publication sales represent the billable value of advertising sales in directories that published during the period. If events occur during the current period that affect the comparability of sales to the prior year period, such changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability. As a result of the SPA Acquisition and SBC Directory Acquisition and the related financings and associated purchase accounting, 2004 and 2003 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Additionally, these considerations with respect to the SBC Directory Acquisition will also affect the comparability of our 2004 and 2005 reported GAAP results. Accordingly, management is presenting adjusted pro forma information that, among other things, eliminates the purchase accounting effects of each acquisition and assumes the SBC directory Acquisition and related financing occurred on January 1, 2003. Management believes that the presentation of this adjusted pro forma information will help financial statement users better and more easily compare current period underlying operating results against what the combined company performance would more likely have been in the comparable prior period. While management believes the adjusted pro forma results reasonably represent results as if the businesses had been combined for the full years 2003 and 2004, because of the differences in the application of accounting policies and practices between the Company and the acquired entities, management does not believe these adjusted pro forma amounts are strictly comparable, nor are they necessarily indicative of results for future periods. The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired in connection with the SPA Acquisition and SBC Directory Acquisition that published prior to the respective acquisition, plus directories that published during the month of each acquisition, were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the SBC Directory Acquisition, pro forma interest expense assumes that the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption of additional debt repayments. As a result of purchase accounting required by GAAP, we recorded the deferred directory costs related to directories that were scheduled to publish subsequent to each of the SPA Acquisition and SBC Directory Acquisition, at their fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directories, plus (c) a normal profit margin. We refer to this purchase accounting entry as "cost uplift." This "cost uplift" with respect to each transaction has also been removed in the adjusted pro forma results. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted pro forma EBITDA represents adjusted pro forma earnings before interest, taxes, depreciation and amortization. EBITDA and Adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. Schedule 10

Notes To Schedules Cont'd EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted pro forma EBITDA represents adjusted pro forma earnings before interest, taxes, depreciation and amortization. EBITDA and Adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. This presentation reflects the aggregation of Dex Media results and the operations of Dex West prior to its acquisition on September 9, 2003 ("Combined"). The presentation of Combined results for the year ended December 31, 2003, is not in accordance with GAAP. We have presented the Combined results because (i) we believe that such financial information is important to an investor's understanding of Dex Media's future operations due to the Dex West acquisition and (ii) Dex Media and Dex West were under common management for all periods presented. The Combined 2003 results are not comparable to the consolidated 2004 results due to interest costs on Qwest indebtedness prior to the Dex West acquisition on September 9, 2003. In addition, in connection with the acquisition of Dex West, we acquired intangible assets subject to amortization and incurred significant indebtedness. Advisory fees include the $2.0 million paid to Dex Media's equity sponsors prior to the IPO and a lump sum payment of $20.0 million paid in conjunction with the IPO to terminate the annual advisory fees payable under the management consulting agreements. These amounts were included in general and administrative expense for the full year 2004. Accrued severance costs primarily relate to the previously announced planned workforce reduction as a result of the operational efficiencies gained through the Amdocs rollout and reorganization of the marketing and sales organizations. Schedule 10 Cont'd